Ordinary shares	12 Months Ended
Dec. 31, 2013
Ordinary shares [Abstract]
Ordinary shares

11. Ordinary shares

The Company was incorporated in the Cayman Islands in May 2011. The Company is authorized to issue a maximum of 5,000,000,000 shares with a par value of US$0.00001 per share, comprised of 4,912,433,396 ordinary shares and 87,566,604 Preference Shares. In connection with the reorganization transactions described in Note 1, the Company had effected several rounds of share splits since inception. All share numbers have been retroactively restated to reflect these share splits.

On August 30, 2013, the Group's Board of Directors approved that the Group to redesign the share capital and adopt a dual class ordinary share structure immediately upon the completion of IPO. Upon the completion of the IPO, the Group's ordinary shares were divided into Class A ordinary shares and Class B ordinary shares. Holders of Class A ordinary shares and Class B ordinary shares have the same rights except for voting and conversion rights. Holders of Class A ordinary shares are entitled to one vote per share, while holders of Class B ordinary shares are entitled to ten votes per share, voting together as one class on all matters subject to a shareholders' vote. All of its outstanding ordinary shares prior to this offering were redesignated as Class B ordinary shares and all of its outstanding preference shares were automatically re-designated or converted into Class B ordinary shares on a one-for-one basis immediately upon the completion of the IPO.

Upon completion of the Company's IPO on November 5, 2013 (see Note 1), the Company's shares were divided into Class A ordinary shares and Class B ordinary shares, at par value of US$0.00001. As of December 31, 2013, 4,800,000,000 Class A ordinary shares and 200,000,000 Class B ordinary shares had been authorized, 158,876,693 ordinary shares had been issued and outstanding, of which 27,064,706 were Class A ordinary shares and 131,811,987 were Class B ordinary shares.